Summary Prospectus July 22, 2015
Schwab California Tax-Free Bond FundTM

Ticker Symbol:	SWCAX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus, dated December 16, 2014, as supplemented February 13, 2015 and July 22, 2015, and SAI, dated December 16, 2014, as supplemented February 13, 2015, February 27, 2015 and July 22, 2015, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses	0.30
Total annual fund operating expenses	0.60
Less expense reduction	(0.11)
Total annual fund operating expenses after expense reduction[1]	0.49
[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.49% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$50	$157	$274	$616
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 107% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund primarily invests in investment-grade municipal securities — those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser) from California issuers. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). These securities may include those issued by issuers located outside of California, such as U.S. territories and possessions, or by their agencies, authorities, or instrumentalities. The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT; however, this would not prevent the fund from investing in such securities as a temporary defensive measure discussed below.
The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer’s ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation and utilities and may also invest in municipal notes. The fund’s securities may carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.
In choosing securities, the fund’s investment adviser seeks to maximize current income within the limits of the fund’s credit and average maturity standards. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns
1 of 4

or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated, at the time of investment, at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines the risk of holding the bond is unacceptable when compared to the bond’s total return potential. The investment adviser may adjust the fund’s holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.
The fund may also invest in derivative instruments, principally futures contracts. The fund typically uses futures as a substitute for taking a position in the underlying asset or as a part of a strategy designed to reduce exposure to other risks.
During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
Investment Style Risk. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund’s emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund’s investments may have greater risks than investments in some taxable bonds.
Interest Rate Risk. The fund's investments in fixed income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund’s share price: a rise in interest rates could cause the fund’s share price to fall. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States are at, or near, historically low levels, a change in central bank's monetary policy or improving economic conditions may result in an increase in interest rates.
Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.
High Yield Risk. High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the fund may invest in are subject to greater levels of credit and liquidity risks, and maybe more volatile than higher-rated securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Leverage Risk. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Prepayment and Extension Risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.
Municipal Securities Risk. The fund primarily invests in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel’s opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
California State-Specific Risk. Because the fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a
2 of 4

small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Taxable Investments. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Lack of Governmental Insurance or Guarantee. An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund, please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for various periods compared to that of two indexes. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 5.39% Q3 2009
Worst Quarter: (3.44%) Q4 2010
Year-to-date performance (before taxes) as of 9/30/14: 6.00%
Average annual total returns (%) as of 12/31/13
	1 year	5 years	10 years
Before Taxes	(0.94%)	5.19%	3.97%
After Taxes on Distributions	(0.94%)	5.06%	3.89%
After Taxes on Distributions and Sale of Shares	0.54%	4.75%	3.89%
Comparative Indexes (reflects no deduction for expenses or taxes)
S&P California AMT-Free Municipal Bond Index	(1.85%)	6.16%	n/a
Barclays 7-Year Municipal Bond Index	(0.97%)	5.06%	4.37%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account. In some cases, the return after taxes may exceed the return before taxes due to an assumed benefit from any losses on a sale of shares at the end of the measurement period.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Kenneth Salinger, CFA, Managing Director and Head of Tax-Exempt Strategies, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2008.
John Khodarahmi, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2015.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
The fund intends to distribute income that is exempt from regular federal and California state personal income taxes. A portion of the fund’s distributions may be subject to such taxes or to the alternative minimum tax.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
3 of 4

Schwab California Tax-Free Bond FundTM; Ticker Symbol:    SWCAX
REG58800-17        00150802
4 of 4